As filed with the Securities and Exchange Commission on August 7, 2000
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported):   August 2, 2000
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                           Programmer's Paradise, Inc.
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             (Exact name of Registrant as specified in its charter)




          Delaware                     000-26408                 13-3136104
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 (State of Other Jurisdiction         (Commission             (IRS Employer
  of Incorporation)                    File Number           Identification No.)




   1157 Shrewsbury Avenue, Shrewsbury, New Jersey                 07702
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       (Address of Principal Executive Offices)                 (Zip Code)




Registrant's telephone number, including area code:  (732) 389-8950
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

Item 5.   Other Events


          See Exhibit 99.1 for a copy of the Letter of Intent, dated August 2, 2000, between PC-Ware Information Technologies AG of Leipzig, Germany and Registrant and attached press release, which contemplates the purchase by PC-Ware of Registrant's European subsidiaries.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits

           99.1 Letter of Intent, dated August 2, 2000, between PC-Ware Information Technologies AG of Leipzig, Germany and Registrant, and attached press release.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PROGRAMMER'S PARADISE, INC.




Dated:  August 4, 2000            By:/s/ William Sheehy
                                     -----------------------------
                                     William Sheehy
                                     Chief Financial Officer


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                                 EXHIBITS INDEX

Exhibit
Number            Description
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   99.1           Letter of Intent, dated August 2, 2000, between PC-Ware
                  Information Technologies AG of Leipzig, Germany and
                  Registrant, and attached press release.